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                                                                    EXHIBIT 10.7



                     1997 STOCK INCENTIVE COMPENSATION PLAN


                            EMERALD SOLUTIONS, INC.,
                            A WASHINGTON CORPORATION


                                OCTOBER 29, 1997


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                             EMERALD SOLUTIONS, INC.

                     1997 STOCK INCENTIVE COMPENSATION PLAN



                               SECTION 1. PURPOSE

        The purpose of the Emerald Solutions, Inc. 1997 Stock Incentive Compensation Plan (the "Plan") is to enhance the long-term shareholder value of Emerald Solutions, Inc., a Washington corporation (the "Company"), by offering opportunities to employees, directors, officers, consultants, agents, advisors and independent contractors of the Company and its Subsidiaries (as defined in Section 2) to participate in the Company's growth and success, and to encourage them to remain in the service of the Company and its Subsidiaries and to acquire and maintain stock ownership in the Company.

                             SECTION 2. DEFINITIONS

        For purposes of the Plan, the following terms shall be defined as set forth below:

        "Award" means an award or grant made to a Participant pursuant to the Plan, including, without limitation, awards or grants of Options and Stock Awards, or any combination of the foregoing.

        "Board" means the Board of Directors of the Company.

        "Cause" shall, with respect to a participant, have the same meaning as assigned to that term in the employment agreement by and between the Participant and the Company.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        "Common Stock" means the common stock, par value $0.001 per share, of the Company.

        "Corporate Transaction" means any of the following events:

               (a) the consummation of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation, or pursuant to which shares of the Common Stock are converted into cash, securities or other property, if following such merger or consolidation the holders of the Company's outstanding voting securities immediately prior to such merger or consolidation own less than 66-2/3% of the outstanding voting securities of the surviving corporation;

               (b) the consummation of any sale, lease, exchange or other transfer or disposition in one transaction or a series of related transactions of all or substantially all of the Company's


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assets, including the capital stock of the Company's Subsidiaries), other than a transfer of the Company's assets to a majority-owned Subsidiary of the Company;

               (c) the approval by the holders of the Common Stock of any plan or proposal for the liquidation or dissolution of the Company; or

               (d) the acquisition by a person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date of adoption of the Plan) of the Exchange Act, of a majority or more of the Company's outstanding voting securities (whether directly or indirectly, beneficially or of record).

        Ownership of voting securities shall take into account and shall include ownership as determined by applying Rule 13d-3(d)(1)(i) (as in effect on the date of adoption of the Plan) pursuant to the Exchange Act.

        "Disability" means "disability" as that term is defined for purposes of
Section 22(e)(3) of the Code.

        "Early Retirement" means early retirement as that term is defined by the Plan Administrator from time to time for purposes of the Plan.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" on any given date means the value of a share of Common Stock which shall be as established in good faith by the Plan Administrator, or (a) if the Common Stock is listed on the Nasdaq National Market, the average of the high and low per share sales prices for the Common Stock as reported by the Nasdaq National Market for the trading day prior to the time of determination, or (b) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, the average of the high and low per share sales prices for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for the trading day prior to the time of determination. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

        "Good Reason" means the occurrence of any of the following events or conditions and the failure of the Successor Corporation to cure such event or condition within 30 days after receipt of written notice by the Holder:

               (a) a change in the Holder's status, title, position or responsibilities (including reporting responsibilities) that, in the Holder's reasonable judgment, represents a substantial reduction in the status, title, position or responsibilities in effect immediately prior thereto; the assignment to the Holder of any duties or responsibilities that, in the Holder's reasonable judgment, are materially inconsistent with such status, title, position or responsibilities; or any removal of the Holder from or failure to re-appoint or reelect the Holder to any position held by


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Holder immediately prior thereto, except in connection with the termination of the Holder's employment for Cause, for Disability or as a result of his or her death, or by the Holder other than for Good Reason;

               (b) the Successor Corporation's requiring the Holder (without the Holder's consent) to be based at any place outside a 35-mile radius of his or her place of employment prior to a Corporate Transaction, except for reasonably required travel on the Successor Corporation's business that is not materially greater than such travel requirements prior to the Corporate Transaction;

               (c) the Successor Corporation's failure to (i) continue in effect any material compensation or benefit plan (or the substantial equivalent thereof) in which the Holder was participating at the time of a Corporate Transaction, including, but not limited to, the Plan, or (ii) provide the Holder with compensation and benefits substantially equivalent (in terms of benefit levels and/or reward opportunities) to those provided for under each material employee benefit plan, program and practice as in effect immediately prior to the Corporate Transaction;

               (d) any material breach by the Successor Corporation of its obligations to the Holder under the Plan or any substantially equivalent plan of the Successor Corporation; or

               (e) any purported termination of the Holder's employment or service for Cause by the Successor Corporation that does not comply with the terms of the Plan or any substantially equivalent plan of the Successor Corporation.

        "Grant Date" means the date the Plan Administrator adopted the granting resolution or a later date designated in a resolution of the Plan Administrator as the date an Award is to be granted.

        "Holder" means the Participant to whom an Award is granted or, for a Holder who has died, the personal representative of the Holder's estate, the person(s) to whom the Holder's rights under the Award have passed by will or the applicable laws of descent and distribution or the beneficiary designated pursuant to Section 10.

        "Incentive Stock Option" means an Option to purchase Common Stock granted under Section 7 with the intention that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

        "Nonqualified Stock Option" means an Option to purchase Common Stock granted under Section 7 other than an Incentive Stock Option.

        "Option" means the right to purchase Common Stock granted under Section
7.

        "Parent" means a "parent corporation" as defined in Section 424(e) of the Code.


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        "Participant" means an individual who is a Holder of an Award or, as the context may require, any employee, director, officer, consultant, agent, advisor or independent contractor of the Company or a Subsidiary who has been designated by the Plan Administrator as eligible to participate in the Plan.

        "Plan Administrator" means the Board or any committee of the Board designated to administer the Plan under Section 3.1.

        "Restricted Stock" means shares of Common Stock granted under Section 9, the rights of ownership of which are subject to restrictions prescribed by the Plan Administrator.

        "Retirement" means retirement as of the individual's normal retirement date, as that term is defined by the Plan Administrator from time to time for purposes of the Plan.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Service Provider" means an employee, director, officer, consultant, agent, advisor or independent contractor of the Company or a Subsidiary.

        "Stock Award" means an Award granted under Section 9.

        "Subsidiary" means a "parent corporation" as defined in Section 424(f) of the Code.

        "Successor Corporation" has the meaning set forth under Section 11.2.

                            SECTION 3. ADMINISTRATION

3.1     PLAN ADMINISTRATOR

        With respect to grants of Awards to employees who are also officers or directors of the Company, the Plan shall be administered by the Board or a committee or committees (which term includes subcommittees) designated by the Board, which committee shall be constituted in such a manner as to satisfy applicable law and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3.

        With respect to grants of Awards to Participants who are neither directors nor officers of the Company, the Plan shall be administered by the Board or a committee or committees (which term includes subcommittees) designated by the Board, which committee shall be constituted in such a manner as to satisfy applicable law.

        The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible Participants to different committees, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.


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3.2     ADMINISTRATION AND INTERPRETATION BY THE PLAN ADMINISTRATOR

        Subject to the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers as it so determines.

                      SECTION 4. STOCK SUBJECT TO THE PLAN

4.1     AUTHORIZED NUMBER OF SHARES

        Subject to adjustment from time to time as provided in Section 11.1, a maximum aggregate of 15,000,000 shares of Common Stock shall be available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares. In addition, the total number of shares issuable upon exercise of all outstanding Awards shall not exceed a number of shares which is equal to 30% of the then outstanding shares of the Company, as calculated in accordance with the conditions and exclusions of Section
260.140.45 of Title 10 of the California Code of Regulations, unless a percentage higher than 30% is approved by at least two-thirds of the outstanding shares entitled to vote.

4.2     REUSE OF SHARES

        Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or payment of the Award to the extent it is exercised for or settled in shares), shall again be available for issuance in connection with future grants of Awards under the Plan.

                             SECTION 5. ELIGIBILITY

        Awards may be granted under the Plan to those officers, directors and employees of the Company and its Subsidiaries as the Plan Administrator from time to time selects. Incentive Stock Options may only be granted to employees (including directors who are employees) of the Company. Awards (other than Incentive Stock Options) may also be made to consultants, agents, advisors and independent contractors who provide services to the Company and its Subsidiaries.


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                                SECTION 6. AWARDS

6.1     FORM AND GRANT OF AWARDS

        The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be made under the Plan. Such Awards may include, but are not limited to, Incentive Stock Options, Nonqualified Stock Options and Stock Awards. Awards may be granted singly or in combination.

6.2     ACQUIRED COMPANY AWARDS

        Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities ("Acquired Entities") (or the parent of the Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation (the "Acquisition Transaction") with or of the Acquired Entity. In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such Awards shall be deemed to be Participants and Holders.

                          SECTION 7. AWARDS OF OPTIONS

7.1     GRANT OF OPTIONS

        The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

7.2     OPTION EXERCISE PRICE

        The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than the following:
(A) with respect to Incentive Stock Options (i) 100% of the Fair Market Value of the Common Stock on the Grant Date, and (ii) not less than 110% of the Fair Market Value if the Holder possesses more than 10% of the total voting power of all classes of the Company's stock or the stock of any Parent or Subsidiary, and
(B) with respect to Nonqualified Stock Options (i) not less than 85% of the Fair Market Value of the Common Stock on the Grant Date, and (ii) not less than 110% of the Fair Market Value if the Holder possesses more than 10% of the total voting power of all classes of the Company's stock or the stock of any Parent or Subsidiary.


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7.3     TERM OF OPTIONS

        The term of each Option shall be as established by the Plan Administrator, to a maximum of 10 years from the Grant Date or, if not so established, shall be 10 years from the Grant Date. However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

7.4     EXERCISE OF OPTIONS

        The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which or the installments in which the Option shall vest and become exercisable, which provisions may be waived or modified by the Plan Administrator at any time, provided, however, that in the case of an Option, such Option shall in no case become exercisable at a rate of less than 20% per year over five (5) years from the date the Option is granted, subject to reasonable conditions such as continued employment. However, in the case of an Option granted to an officer, director or consultant, the Award Agreement may provide that the Option may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established in the Award Agreement. If not otherwise established in the instrument evidencing the Option, the Option will become exercisable according to the following schedule, which may be waived or modified by the Plan Administrator at any time:


  PERIOD OF HOLDER'S CONTINUOUS EMPLOYMENT OR
  SERVICE WITH THE COMPANY OR ITS SUBSIDIARIES               PERCENT OF TOTAL OPTION
           FROM THE OPTION GRANT DATE                          THAT IS EXERCISABLE
  --------------------------------------------               -----------------------
           During the first 11 months                                   0%

                  At month 12                                          20%

        Each one-month period of service
              completed thereafter                             An additional 1.667%

                   At 5 years                                          100%


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        To the extent that the right to purchase shares has accrued thereunder, an Option may be exercised from time to time by written notice to the Company, in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised and accompanied by payment in full as described in Section 7.5. The Plan Administrator may determine at any time that an Option may not be exercised as to less than 100 shares at any one time (or the lesser number of remaining shares covered by the Option).

7.5     PAYMENT OF EXERCISE PRICE

        The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid in cash or by check, or, to the extent permitted by the Plan Administrator in its sole discretion, either at the time the Option is granted or at any time before it is exercised, a combination of cash and/or check and one or more of the following alternative forms: (a) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) Common Stock already owned by the Holder for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price; (b) if and so long as the Common Stock is registered under
Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (i) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, and
(ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board; or (c) such other consideration as the Plan Administrator may permit.

7.6     POST-TERMINATION EXERCISES

        In case of termination of the Holder's employment or services other than by reason of death or Cause, the Option shall be exercisable, to the extent of the number of shares purchasable by the Holder at the date of such termination, only (a) within three years after the date the Holder ceases to be a Service Provider if the termination of the Holder's employment or services are coincident with Retirement, Early Retirement at the Company's request, or Disability or, (b) within six months after the date the Holder ceases to be a Service Provider if the termination of the Holder's employment or services is due to a disability that does not qualify as a Disability; or (c) within three months after the date the Holder ceases to be a Service Provider if termination of the Holder's employment or services is for any reason other than Retirement, Early Retirement at the Company's request, or Disability, but in no event later than the remaining term of the Option. Any Option exercisable at the time of the Holder's death may be exercised, to the extent of the number of shares purchasable by the Holder at the date of the Holder's death, by the


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personal representative of the Holder's estate, the person(s) to whom the
Holder's rights under the Award have passed by will or the applicable laws of descent and distribution or the beneficiary designated pursuant to Section 10, at any time or from time to time within one year after the date of death, but in no event later than the remaining term of the Option. Any portion of an Option that is not exercisable on the date of termination of the Holder's employment or services shall terminate on such date, unless the Plan Administrator determines otherwise. In case of termination of the Holder's employment or services for Cause, the Option shall automatically terminate upon first notification to the Holder of such termination, unless the Plan Administrator determines otherwise. If a Holder's employment or services with the Company are suspended pending an investigation of whether the Holder shall be terminated for Cause, all the Holder's rights under any Option likewise shall be suspended during the period of investigation.

        A transfer of employment or services between or among the Company and its Subsidiaries shall not be considered a termination of employment or services. The effect of a Company approved leave of absence on the terms and conditions of an Option shall be determined by the Plan Administrator, in its sole discretion, in accordance with applicable law.

        The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option will continue to be exercisable, and the terms and conditions of such exercise, if a Holder ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may not be inconsistent with this subsection and which may be waived or modified by the Plan Administrator at any time.

                  SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

        To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

8.1     DOLLAR LIMITATION

        To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2     10% SHAREHOLDERS

        If a Participant owns more than 10% of the total voting power of all classes of the Company's stock or the stock of any Parent or Subsidiary, then the exercise price per share of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common


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Stock on the Grant Date and the Option term shall not exceed five years. The determination of 10% ownership shall be made in accordance with Section 422 of the Code.

8.3     ELIGIBLE EMPLOYEES

        Individuals who are not employees of the Company, or one of its Parents or Subsidiaries may not be granted Incentive Stock Options.

8.4     TERM

        The term of an Option shall not exceed 10 years. The term of an Incentive Stock Option shall not exceed 5 years if the Holder possesses more than 10% of the total voting power of all classes of the Company's stock or the stock of any Parent or Subsidiary.

8.5     EXERCISABILITY

        To qualify for Incentive Stock Option tax treatment, an Option designated as an Incentive Stock Option must be exercised within three months after termination of employment for reasons other than death, except that, in the case of termination of employment due to total disability, such Option must be exercised within one year after such termination. Employment shall not be deemed to continue beyond the first 90 days of a leave of absence unless the Participant's re-employment rights are guaranteed by statute or contract. For purposes of this Section 8.5, "total disability" shall mean a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Plan Administrator.

8.6     TAXATION OF INCENTIVE STOCK OPTIONS

        In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares issued upon the exercise of an Incentive Stock Option for two years after the Grant Date of the Incentive Stock Option and one year from the date of exercise. A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Plan Administrator may require a Participant to give the Company prompt notice of any disposition of shares acquired by the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

8.7     PROMISSORY NOTES

        The amount of any promissory note delivered pursuant to Section 13 in connection with an Incentive Stock Option shall bear interest at a rate specified by the Plan Administrator but in


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no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes.

                             SECTION 9. STOCK AWARDS

9.1     GRANT OF STOCK AWARDS

        The Plan Administrator is authorized to make Awards of Common Stock to Participants on such terms and conditions and subject to such restrictions, if any (which may be based on continuous service with the Company or the achievement of performance goals related to profits, profit growth, profit related return ratios, cash flow or total shareholder return, where such goals may be stated in absolute terms or relative to comparison companies), as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which shares subject to Stock Awards are held during the periods they are subject to restrictions and the circumstances under which forfeiture of Restricted Stock shall occur by reason of termination of the Holder's services. Provided, however that if provisions of an Award Agreement grant to the Company the right to repurchase shares upon termination of the Participant's status as a Service Provider, the Award Agreement shall provide that the repurchase price will be either:

        (a) Not less than the Fair Market Value of the shares to be repurchased on the date of termination of the Participant's status as a Service Provider, and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of the termination of the Participant's status as a Service Provider (or in the case of shares issued upon exercise of Awards after the date of termination of the Participant within ninety (90) days after the date of the Award exercise), and the right terminates when the Company's securities become publicly traded; or


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        (b) The original purchase price, provided that the right to repurchase at the original purchase price lapses at the rate of at least twenty percent (20%) of the shares subject to the Award per year over five (5) years from the date the Award is granted (without respect to the date the Award was exercised or became exercisable), and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of termination of the Participant's status as a Service Provider (or in the case of shares issued upon exercise of Awards after the date of termination of the Participant's continuous status as a Service Provider within (90) days after the date of the Award exercise).

        (c) In addition to the restrictions set forth in (a) and (b) above, the shares held by an officer, director or consultant may be subject to additional or greater restrictions.

9.2     ISSUANCE OF SHARES

        Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a Stock Award, or upon the Holder's release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan Administrator, the Company shall deliver, as soon as practicable, to the Holder or, in the case of the Holder's death, to the personal representative of the Holder's estate or as the appropriate court directs, a stock certificate for the appropriate number of shares of Common Stock.

9.3     WAIVER OF RESTRICTIONS

        Notwithstanding any other provisions of the Plan, the Plan Administrator may, in its sole discretion, waive the forfeiture period and any other terms, conditions or restrictions on any Restricted Stock under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

                            SECTION 10. ASSIGNABILITY

        No Option granted under the Plan may be sold, pledged, assigned, transferred or disposed of in any manner by the Holder other than by will or by the laws of descent and distribution, and during the Holder's lifetime, such Awards may be exercised only by the Holder or a permitted assignee or transferee of the Holder (as provided below). Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit a Holder of such Awards to designate a beneficiary who may exercise the Award or receive compensation under the Award after the Holder's death; provided, however, that any Award so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the Award.


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
                             SECTION 11. ADJUSTMENTS

11.1    ADJUSTMENT OF SHARES

        Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other similar event resulting in an increase or decrease in the number of issued shares of Common Stock. Such adjustment shall be made by the Plan Administrator, and its determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

11.2    CORPORATE TRANSACTION

        Except as otherwise provided in the instrument that evidences the Award, in the event of any Corporate Transaction, each Award that is at the time outstanding shall automatically accelerate so that each such Award shall, immediately prior to the specified effective date for the Corporate Transaction, become 100% vested, except that such acceleration will not occur, if in the opinion of the Company's accountants, it would render unavailable "pooling of interest" accounting for a Corporate Transaction that would otherwise qualify for such accounting treatment. Such Award shall not so accelerate, however, if and to the extent that (a) such Award is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof (the "Successor Corporation") or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation or (b) such Award is to be replaced with a cash incentive program of the Successor Corporation that preserves the spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Plan Administrator, and its determination shall be conclusive and binding. All such Awards shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the Successor Corporation. Any such Awards that are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall be accelerated in the event that the Holder's employment or services should subsequently terminate within two years following such Corporate Transaction, unless such employment or services are terminated by the Successor Corporation for Cause or by the Holder voluntarily without Good Reason.

11.3    FURTHER ADJUSTMENT OF AWARDS

        Subject to Section 11.2, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

11.4    LIMITATIONS

        The grant of Awards will in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                             SECTION 12. WITHHOLDING

        The Company may require the Holder to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant, vesting or exercise of any Award. Subject to the Plan and applicable law, the Plan Administrator may, in its sole discretion, permit the Holder to satisfy withholding obligations, in whole or in part, by paying cash, by electing to have the Company withhold shares of Common Stock or by transferring shares of Common Stock to the Company, in such amounts as are equivalent to the Fair Market Value of the withholding obligation. The Company shall have the right to withhold from any Award or any shares of Common Stock issuable pursuant to an Award or from any cash amounts otherwise due or to become due from the Company to the Participant an amount equal to such taxes. The Company may also deduct from any Award any other amounts due from the Participant to the Company or a Subsidiary.

           SECTION 13. LOANS, INSTALLMENT PAYMENTS AND LOAN GUARANTEES

        To assist a Holder (including a Holder who is an officer or director of the Company) in acquiring shares of Common Stock pursuant to an Award granted under the Plan, the Plan Administrator, in its sole discretion, may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Award, (a) the extension of a loan to the Holder by the Company,
(b) the payment by the Holder of the purchase price, if any, of the Common Stock in installments, or (c) the guarantee by the Company of a loan obtained by the grantee from a third party. The terms of any loans, installment payments or loan guarantees, including the interest rate and terms of and security for repayment, will be subject to the Plan Administrator's discretion. Loans, installment payments and loan guarantees may be granted with or without security. The maximum credit available is the purchase price, if any, of the Common Stock acquired, plus the maximum federal and state income and employment tax liability that may be incurred in connection with the acquisition.

                  SECTION 14. AMENDMENT AND TERMINATION OF PLAN

14.1    AMENDMENT OF PLAN

        The Plan may be amended only by the Board at any time in such respects as it shall deem advisable; however, to the extent required for compliance with
Section 422 of the Code or any applicable law or regulation, the Company shall obtain shareholder approval in such a manner and to such a degree as required for any amendment that will (a) increase the total number of shares as to which Options may be granted under the Plan or that may be issued as Stock Awards, (b) modify the class of persons eligible to receive Options, or (c) otherwise require shareholder approval under any applicable law or regulation.

14.2    TERMINATION OF PLAN

        The Company's shareholders or the Board may suspend or terminate the Plan at any time. No Awards may be granted more than 10 years after the earlier of the Plan's adoption by the Board or approval by the shareholders. No Award may be granted during any suspension or after termination of the Plan.

14.3    CONSENT OF HOLDER

        The amendment or termination of the Plan shall not, without the consent of the Holder of any Award under the Plan, impair or diminish any rights or obligations under any Award theretofore granted under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Holder, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

                               SECTION 15. GENERAL

15.1    AWARD AGREEMENTS

        Awards granted under the Plan shall be evidenced by a written agreement that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

15.2    SHAREHOLDER AGREEMENT

        Concurrent with the issuance under the Plan to a Holder of the shares that are the subject of an Award, such Holder shall enter into that certain Shareholders' Agreement by and among the Company and all of its shareholders, as may from time to time be amended, providing, among other things, for certain restrictions on the transfer of such shares and for the repurchase of such shares by the Company under certain circumstances.

15.3    CONTINUED EMPLOYMENT OR SERVICES; RIGHTS IN AWARDS

        None of the Plan, participation in the Plan as a Participant or any action of the Plan Administrator taken under the Plan shall be construed as giving any Participant or employee of the Company any right to be retained in the employ of the Company or limit the Company's right to terminate the employment or services of the Participant.

15.4    REGISTRATION; CERTIFICATES FOR SHARES

        The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

        Inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such shares as to which such requisite authority shall not have been obtained.

        As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant's own account and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Plan Administrator may also require such other action or agreement by the Participants as may from time to time be necessary to comply with the federal and state securities laws.

15.5    NO RIGHTS AS A SHAREHOLDER

        No Option shall entitle the Holder to any cash dividend, voting or other right or privilege of a shareholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award, free of all applicable restrictions.

15.6    COMPLIANCE WITH LAWS AND REGULATIONS

        Notwithstanding anything in the Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

15.7    NO TRUST OR FUND

        The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

15.8    SEVERABILITY

        If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

15.9    INFORMATION TO HOLDERS.

        The Company shall provide to each Holder, during the period for which such Holder has one or more Awards outstanding, copies of financial statements at least annually.

                           SECTION 16. EFFECTIVE DATE

        The Plan's effective date is the date on which it is adopted by the Board, so long as it is approved by the Company's shareholders at any time within 12 months of such adoption.

        Adopted by the Board as of October 28, 1997.


        APPROVAL:

        By:
           ---------------------------------
           Shareholder


        Date:
             -------------------------------

                                   APPENDIX A

                    PLAN ADOPTION AND AMENDMENTS/ADJUSTMENTS


        DATE OF
       ADOPTION/
       AMENDMENT/                                   EFFECT OF              DATE OF SHAREHOLDER
       ADJUSTMENT                SECTION            AMENDMENT                   APPROVAL
       ----------                -------            ---------              -------------------
March 14, 1997                     4.1            Number of shares                 N/A
                                                  available for
(five-for-one stock                               issuance under the
split)                                            Plan increased to
                                                  15,000,000

October 28, 1997                                  Amend and Restate Plan      _____________





                                   Appendix A

                                                                    EXHIBIT 10.7



                           1997 STOCK OPTION AGREEMENT


                                 BY AND BETWEEN


                             EMERALD-DELAWARE, INC.,
                             A DELAWARE CORPORATION


                                       AND


                            -------------------------
                            (INSERT NAME OF EMPLOYEE)

                             EMERALD-DELAWARE, INC.

                        1997 INCENTIVE COMPENSATION PLAN

                             STOCK OPTION AGREEMENT


        Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.



I.      NOTICE OF STOCK OPTION GRANT.

        ---------------------------------
        ---------------------------------
        ---------------------------------

        The Company has granted you an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

        Date of Grant                       _________________

        Vesting Commencement Date           _________________

        Exercise Price per Share            _________________

        Total Number of Shares Granted      _________________

        Total Exercise Price                _________________

        Type of Option                      _______   Incentive Stock Option

                                            _______   Nonstatutory Stock Option

        Term:                               10 years

Vesting Schedule:

        You may exercise this Option, in whole or in part, in accordance with the following schedule:


  PERIOD OF YOUR CONTINUOUS EMPLOYMENT OR
SERVICE WITH THE COMPANY OR ITS SUBSIDIARIES          PERCENT OF TOTAL OPTION
      FROM THE OPTION GRANT DATE                        THAT IS EXERCISABLE
--------------------------------------------          -----------------------
               At month 12                                      20%

   Each one-month period of service completed
                   thereafter                          An additional 1.667%

                 After 5 years                                 100%


Termination Period:

        You may exercise this Option at any time until ninety (90) days after termination of your employment or consulting relationship with the Company, or such longer period as may be applicable upon your death or disability as provided in the Plan, but in no event later than the Term/Expiration Date as provided above.

II.     AGREEMENT.

        1. GRANT OF OPTION.

            Emerald-Delaware, Inc., a Delaware corporation (the "Company"), hereby grants to the Optionee (the "Optionee") named above in the Notice of Stock Option Grant, an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "Exercise Price") subject to the terms, definitions and provisions of the Emerald-Delaware 1997 Incentive Compensation Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option.

            If designated in the Notice of Stock Option Grant as an Incentive Stock Option ("ISO"), the Company and the Optionee intend this Option to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, if the Company and the Optionee intend this Option to be an Incentive Stock Option, then, to the extent that it exceeds the $100,000 rule of Code Section 422(d), the parties shall treat the Option as a Nonstatutory Stock Option ("NSO").

        2. EXERCISE OF OPTION.

            This Option shall be exercised during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the provisions of Section 7 of the Plan as follows:

            (a) Right to Exercise.

                (i) This Option may not be exercised for a fraction of a Share.

                (ii) In the event of Optionee's death, disability or other termination of the employment or consulting relationship, the exercisability of the Option is governed by Sections 6, 7 or 8 below, subject to the limitation contained in ((iii)) immediately below.

                (iii) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Stock Option Grant.

            (b) Method of Exercise.

                Optionee may exercise by written notice (in the form attached as Exhibit A), that shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Optionee shall sign such written notice and deliver the notice in person or by certified mail to the Secretary of the Company. The Optionee shall tender payment of the Exercise Price with the written notice. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

                The Company shall issue no Shares pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

                Upon his or her exercise of the Option, the Optionee shall enter into that certain Shareholders' Agreement (the "Shareholders' Agreement") dated July 31, 1997, and as may be amended from time to time, by and among the Company and all of its Stockholders, a copy of which the Company has provided to the Optionee.

        3. OPTIONEE'S REPRESENTATIONS.

            In the event the Shares purchasable pursuant to the exercise of the Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B, and shall (if the Optionee is a resident of the state of California) read the rules of the Commissioner of Corporations of the State of California attached to such Investment Representation Statement.

        4. METHOD OF PAYMENT.

            At his or her election, Optionee may pay the Exercise Price by any of the following methods, or a combination thereof:

            (a) cash; or

            (b) check; or

            (c) surrender of other shares of Common Stock of the Company which
(i) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

            (d) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price.

        5. RESTRICTIONS ON EXERCISE.

            The Optionee may not exercise this Option until such time as the Plan has been approved by the stockholders or the Company, or if the issuance of the Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

        6. TERMINATION OF RELATIONSHIP.

            If the Optionee's employment or consulting arrangement with the Company terminates, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Stock Option Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

        7. DISABILITY OF OPTIONEE.

            Notwithstanding the provisions of Section 6 above, if the Optionee's employment or consulting arrangement with the Company terminates as a result of his or her disability, then Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the day three months and one day following such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        8. DEATH OF OPTIONEE.

            If the Optionee's employment or consulting arrangement with the Company terminates as a result of the death of Optionee, then the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance from Optionee may exercise the Option at any time within twelve
(12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), but only to the extent the Optionee could exercise the Option at the date of death.

        9. NON-TRANSFERABILITY OF OPTION.

            The Optionee may not transfer this Option in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        10. TERM OF OPTION.

            The Optionee may exercise this Option only within the term set out in the Notice of Stock Option Grant, and only in accordance with the Plan and the terms of this Option. The limitations set out in Section 7 of the Plan regarding Options designated as Incentive Stock Options and Options granted to more than ten percent (10%) stockholders shall apply to this Option.

        11. TAXATION UPON EXERCISE OF OPTION.

            Optionee understands that, upon exercising a Nonstatutory Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares over the exercise price. However, the timing of this income recognition may be deferred for up to six months if Optionee is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If the Optionee is an employee, the Company will be required to withhold from Optionee's compensation, or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income. Additionally, the Optionee may at some point be required to satisfy tax withholding obligations with respect to the disqualifying disposition of an Incentive Stock Option. The Optionee shall satisfy his or her tax withholding obligation arising upon the exercise of this Option out of Optionee's compensation or by payment to the Company.

        12. TAX CONSEQUENCES.

            Set forth below is a brief summary as of the date of this Option of some of the federal and state tax consequences of exercise of this Option and disposition of the Shares.

        THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

            (a) Exercise of ISO.

                If this Option qualifies as an ISO, there will be no regular federal income tax liability or state income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

            (b) Exercise of ISO Following Disability.

                If the Optionee's employment or consulting arrangement with the Company terminates as a result of disability that is not total and permanent disability as defined in Section 22(e)(3) of the Code, then, to the extent permitted on the date of termination, the Optionee must exercise an ISO within 90 days of such termination for the ISO to be qualified as an ISO.

            (c) Exercise of Nonstatutory Stock Option.

                There may be a regular federal income tax liability and state income tax liability upon the exercise of a Nonstatutory Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an employee or a former employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

            (d) Disposition of Shares.

                In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal and state income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal and state income tax purposes. If Shares purchased under an ISO are disposed of within such one-year period or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date or exercise, or (ii) the sale price of the Shares.

            (e) Notice of Disqualifying Disposition of ISO Shares.

                If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

        13. ENTIRE AGREEMENT: GOVERNING LAW.

            The Plan is incorporated herein by reference. The Plan, this Option Agreement and the Shareholders' Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by Washington law except for that body of law pertaining to conflict of laws.

                              *********************



                                     EMERALD-DELAWARE, INC., a
                                     Delaware corporation




                                     by:
                                         ---------------------------------------

                                         Jerry N. Grant, Chief Financial Officer


             (signatures and acknowledgments continued on next page)

        OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S 1997 INCENTIVE COMPENSATION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

        Optionee acknowledges receipt of a copy of the Plan and the Shareholders' Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan, this Option and the Shareholders' Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.



Dated:________________________      Signed:_________________________

                                    Optionee Residence Address:

                                    <Insert Name of Employee>

                                    ______________________________

                                    ______________________________

                                    EXHIBIT A

                        1997 INCENTIVE COMPENSATION PLAN

                                 EXERCISE NOTICE

Emerald-Delaware, Inc.
500 -- 108th Avenue NE, Suite 1800
Bellevue, Washington   98004


        1. EXERCISE OF OPTION.

            Effective as of today, ______________, 19__, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase ___________ shares of the Common Stock (the "Shares") of Emerald-Delaware, Inc. (the "Company") under and pursuant to the 1997 Incentive Compensation Plan, as amended (the "Plan") and the [ ] Incentive [ ] Nonstatutory Stock Option Agreement dated ______________, 19__ (the "Option Agreement").

        2. REPRESENTATIONS OF OPTIONEE.

            Optionee acknowledges that he or she has received, read and understood the Plan, the Option Agreement and that certain Shareholders' Agreement dated July 31, 1997, and as may be amended from time to time, by and among the Company and all of its stockholders (the "Shareholders' Agreement"), and agrees to abide by and be bound by their terms and conditions.

        3. RIGHTS AS STOCKHOLDER.

            Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

            Optionee shall enjoy rights as a stockholder, subject to the rights and duties imposed upon him or her as a party to the Shareholders' Agreement, until such time as Optionee disposes of the Shares in accordance with the terms and conditions of the Shareholders' Agreement.

                                 Exercise Notice
                                        1

        4. TAX CONSULTATION.

            Optionee understands that he or she may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

        5. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

            (a) Legends.

                Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, and any others that in the opinion of the Company are necessary to comply with state or federal securities laws, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR REGISTERED NOR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO EMERALD-DELAWARE, SUCH QUALIFICATION AND REGISTRATION IS NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS, AND CONDITIONS WHICH ARE SET FORTH IN A SHAREHOLDERS' AGREEMENT AMONG EMERALD-DELAWARE AND ALL OF ITS STOCKHOLDERS."

            Optionee understands that transfer of the Shares may be restricted by Section 260.141.11 of the Rules of the California Corporations Commissioner, a copy of which is attached to Exhibit B, the Investment Representation Statement.

            (b) Stop-Transfer Notices.

                Optionee agrees that, in order to ensure compliance with the restrictions referred to herein and the Shareholders' Agreement, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                                 Exercise Notice
                                       2

        6. SUCCESSORS AND ASSIGNS.

            The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

        7. INTERPRETATION.

            Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

        8. GOVERNING LAW; SEVERABILITY.

            This Agreement shall be governed by and construed in accordance with the laws of the State of Washington excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

        9. NOTICES.

            Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

        10. FURTHER INSTRUMENTS.

            The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

        11. DELIVERY OF PAYMENT.

            Optionee herewith delivers to the Company the full Exercise Price for the Shares.

        12. ENTIRE AGREEMENT.

            The Plan and Notice of Stock Option Grant/Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement, the Shareholders' Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior under-

                                 Exercise Notice
takings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser.

                              *********************



SUBMITTED BY:                       ACCEPTED BY:

                                    EMERALD-DELAWARE, INC., a
                                      Delaware corporation




                                    by:
-------------------------------         ---------------------------------------
         (Print Name)                   Jerry N. Grant, Chief Financial Officer

-------------------------------
         (Signature)


                                 Exercise Notice

                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT



OPTIONEE              :

COMPANY               :            EMERALD-DELAWARE, INC.

SECURITY              :            COMMON STOCK

AMOUNT                :

DATE                  :

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

            (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

            (b) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities, except as may be provided in that certain Shareholders' Agreement dated July 31, 1997, and as may be amended from time to time, by and among the Company and all of its stockholders (the "Shareholders' Agreement"). Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and certain other requirements as set forth in the Shareholders' Agreement.

                       Investment Representation Statement

            (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

        In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

            (d) Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall only apply to the first registration statement of the Company become effective under the Securities which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

            (e) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available

                       Investment Representation Statement
for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

            (f) Optionee understands that, if he or she is a resident of the state of California, the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities without the consent of the Commissioner of Corporations of California. Optionee has read the applicable Commissioner's Rules with respect to such restriction, a copy of which is attached.

                                            Signature of Optionee:

                                            ------------------------------------


                                            Date:                    ,
                                                 -------------------  ----------



                       Investment Representation Statement

                                  ATTACHMENT 1

              STATE OF CALIFORNIA - CALIFORNIA ADMINISTRATIVE CODE


         Title 10. Investment - Chapter 3. Commissioner of Corporations



        260.141.11: Restriction on Transfer. (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6,
260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

        (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

            (1) to the issuer;

            (2) pursuant to the order or process of any court;

            (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

            (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

            (5) to holders of securities of the same class of the same issuer;

            (6) by way of gift or donation inter vivos or on death;

            (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

            (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

            (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

            (10) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

            (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

            (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

            (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

            (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or

            (15) by the State Controller pursuant to the Unclaimed Property law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

            (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

            (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision
(f) of Section 25102; provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

        (c) The certificate representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

               "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."